FIRST AMENDMENT TO
                     SERVICE EXPENSE REIMBURSEMENT AGREEMENT
                                   (Louisiana)

This Amendment is entered into as of July 1, 2005 (the "First Amendment Effective Date") by and among American Bankers Life Assurance Company of Florida, as successor in interest to Voyager Life Insurance Company, Voyager Property & Casualty Insurance Company, American Bankers Life Assurance Company of Florida, American Bankers Insurance Company of Florida, American Reliable Insurance Company and American Bankers General Agency, Inc. on behalf of Ranchers & Farmers Mutual Insurance Company (collectively "Company") and CAI Credit Insurance Agency, Inc. ("Customer") and amends that certain Service Expense Reimbursement Agreement entered into between Company and Customer effective July 1, 1998 (the "Agreement").

In consideration of the mutual promises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1. The Agreement shall be amended so as to delete Ranchers & Farmers Mutual Insurance Company and Voyager Life Insurance Company as signatories, and to add American Bankers Insurance Company of Florida and American Reliable Insurance Company as signatories.

2.    Section 8 of the Agreement shall be amended to read as follows:

      8. Company may prospectively change the rates of Expense Reimbursement for products on Schedule A upon thirty (30) days advance notice if required by state regulatory authority, or in the event of a premium rate decrease. Company may decrease the rates of Expense Reimbursement upon thirty (30) days advance notice in the event of a projected deficit under the Group Experience Rating/ Contingent Compensation Addendum, in which event such decrease shall be only in an amount which Company deems necessary to prevent or cure such deficit, and such decreased rates shall continue in effect only for the period of time necessary to prevent or cure such deficit. In all other respects, this Agreement may be altered or amended only in writing signed by both of the parties.

3.    Section 9 of the Agreement shall be amended to read as follows:

      9.    (a) Term.
            This Agreement shall be for a term of four years from the First Amendment Effective Date, and shall automatically renew for successive one (1) year terms (each a "Renewal Term") unless written notice is given at least ninety (90) days prior to the effective date of any term. In the event, as of any renewal date, any deficit exists under the Contingent Compensation Addendum, then Customer shall not have the right to terminate this Agreement or any group master policy until such time as the deficit is cured.

            (b) Termination by mutual consent.
            This Agreement may be terminated at any time by the mutual consent of both Customer and Company.

            (c) Termination with cause by Company.
            Subject to the cure provisions contained herein, Company may immediately terminate this agreement by written notice to Customer in the event of (i) Customer's violation of any applicable law relating to the offer, sale or administration of the insurance or debt protection programs and the violation continues for fifteen
            (15) days after Customer has received notice of the violation; (ii) material breach of this Agreement by Customer, which material breach continues for thirty (30) days after Customer has received notice of the breach; (iii) gross neglect of duty, fraud, misappropriation, or embezzlement by Customer or its affiliates of funds owed to Company or any of its affiliates under this Agreement or any other agreement with Customer or any of its affiliates; (iv) Customer or any of its affiliates shall become the subject of any order or injunction of any court or governmental body relating to the offer, sale or administration of the insurance or debt protection programs and such order or injunction is not dismissed within thirty (30) days; or (v) Customer's voluntary bankruptcy, insolvency or assignment for the benefit of creditors. For purposes of this Agreement, an "affiliate" of Company is defined as any entity that is a member company of Assurant Solutions/Assurant Specialty Property or any entity under common ownership with such entity, and an "affiliate" of Customer shall mean any subsidiary, parent or successor corporation of Customer.

            (d) Termination with cause by Customer.
            Subject to the cure provisions contained herein, Customer may immediately terminate this Agreement by written notice to Company in the event of (i) Company's violation of any applicable law relating to the offer, sale or administration of the insurance or debt protection programs and the violation continues for fifteen (15) days after Company has received notice of the violation; (ii) material breach of this Agreement by Company, which material breach continues for thirty (30) days after Company has received notice of the breach; (iii) gross neglect of duty, fraud, misappropriation, or embezzlement by Company of funds owed Customer under this Agreement or any other agreement with Company or any of its affiliates; (iv) Company or its affiliates shall become the subject of any order or injunction of any court or governmental body relating to the offer, sale or administration of the insurance or debt protection programs and such order or injunction is not dismissed within thirty (30) days; or (v) Company's voluntary bankruptcy, insolvency or assignment for the benefit of creditors.

            (e) Right to cure.
            Both parties shall have the right to cure any event that would provide either party the right to terminate this Agreement for cause within thirty (30) days after written notice is received of the occurrence of such event unless a shorter period of time to cure such occurrence is provided by this Agreement. Such notice shall include a specific reference to the provision or provisions of this Agreement which are alleged to have been breached, a description of the event giving rise to the alleged violation, and the action to be taken by the party alleged to have violated the Agreement. During the cure period, neither party shall terminate the Agreement. Paragraphs 9(c)(iii) and 9(d)(iii) are hereby expressly excluded from this right to cure.

4. Section 21 shall be added to the Agreement as follows:

      21. As soon as practicable, Company agrees to retain a program management/training resource who will reside in Texas and who will have daily interaction with Customer's representatives in an effort to increase sales volume. One resource shall be hired with respect to all products underwritten or issued by Company and its affiliates under this and any other agreement between Company and Customer.

5. Section 22 shall be added to the Agreement as follows:

      22.   Exclusivity.
            During the term of this Agreement, as extended from time to time, Customer shall utilize Company exclusively for the insurance written hereunder, or any product which provides similar coverage.

            Notwithstanding the foregoing, in the event a product offered by Company hereunder is discontinued in any state and Company is unable to offer a substantially similar replacement product immediately, Customer may obtain such discontinued product for its customers in the affected state from another carrier. Company will provide Customer notice of plans to discontinue a product ninety (90) days prior to discontinuation, unless a regulatory mandate does not allow for as much as ninety (90) days advance notice.

            Further, in the event of a proposed rate decrease in any state which results in a rate for any product or group of products which would produce a decrease in annual premium production or debt protection fees greater than $100,000, then Company shall have sixty (60) days from and after the scheduled implementation date of the rate decrease to attempt to obtain approval of a different rate. If Company is unable within said sixty (60) days to obtain approval of a rate which is within one percent (1%) of the rate for a similar product available through another carrier in said state, then at the end of said sixty (60) day period Customer may offer such product through another carrier in the affected state until such time as Company can offer a rate for a substantially similar product that is within one percent (1%) of the alternative carriers' rate.

            Customer shall not terminate or aid, directly or indirectly, in the termination of any insurance written hereunder unless such termination is initiated by an insured, without encouragement by Customer. Nothing herein shall prohibit individual customer cancellations handled in the normal course of business.

            Further, in the event Customer implements a debt protection program, Company shall administer said debt protection program at a fee equal to 9.25% of net fees charged to participants under such program, which shall decrease to 9% at such time as the cumulative total of
            (i) net fees for the debt protection program and (ii) net premiums written since the First Amendment Effective Date for the business written under this Agreement and the Texas SERA (as defined in Section A.(1)(b)(ii) of the Group Experience Rating/Contingent Compensation Addendum), reaches $125,000,000.

6. The amounts to be used for future inception-to-date calculations under the Group Experience Rating/Contingent Compensation Addendum as of the First Amendment Effective Date are set forth on Schedule C attached hereto and made a part hereof.

7. The first paragraph of Section A and paragraph (1) of Section A of the Group Experience Rating/Contingent Compensation Addendum shall be amended to read as follows:

      A. Within 10 days after each calendar quarter commencing with the First Amendment Effective Date and continuing while said Service Expense Reimbursement Agreement is in force, Company agrees to return Group Experience Rating/Contingent Compensation Credit on the coverages written under said Agreement as follows:

            (1) Premium amounts will be calculated as follows and added together.

                  (a) The cumulative net earned premiums written in the State of Louisiana prior to the First Amendment Effective Date, which shall be based upon the agreed-upon cumulative figures set forth in paragraph 5 of the First Amendment, for each type of insurance shown in Paragraph H of this Addendum, multiplied by 90%.

                  (b) The cumulative net earned premiums in the State of Louisiana commencing with the First Amendment Effective Date and continuing for all months (each month being considered as a full month rather than day-by-day) in which some time during such month the total combined net fees and insurance premiums written since the First Amendment Effective Date under the following agreements amount to $125,000,000 or less:

                        (i)   this Agreement, and

                        (ii) the Service Expense Reimbursement Agreement effective July 1, 1998 covering Texas business entered into between Voyager Life Insurance Company, Voyager Property & Casualty Insurance Company, American Bankers Life Assurance Company of Florida, Ranchers & Farmers Mutual Insurance Company and CAI, L.P., successor in interest to Affiliates Insurance Agency, Inc., as amended from time to time (in which American Bankers Insurance Company of Florida was subsequently added and Voyager Life Insurance Company and Voyager Property and Casualty Insurance Company were subsequently deleted as signatories) (the "Texas SERA"), and

                        (iii) net fees for the debt protection program

                        multiplied by 89.75%; and

                  (c) The cumulative net earned premiums in the State of Louisiana commencing with the first full month (each month being considered as a full month rather than day-by-day) written since the First Amendment Effective Date, in which the total combined net fees and insurance premiums under the agreements set forth in paragraphs
                        (i) through (iii) immediately above, exceed
                        $125,000,000, multiplied by 90%

                  and from the total there shall be deducted the sum of the following items for each type of insurance:

                  (d) The cumulative total of all losses and loss expenses, including all allocated loss adjustment expenses incurred, and
                  (e)   All reserves, and
                  (f) The cumulative total of all earned expense reimbursements, paid or allowed Customer by Company, and
                  (g) The cumulative total of all amounts previously paid to Customer in accordance with this Addendum.

8. The last paragraph of Section A of the Group Experience Rating/Contingent Compensation Addendum, which is set forth below, shall be deleted in its entirety:

            For purposes of this Addendum, any amounts accumulated under that certain Group Experience Rating/Contingent Compensation Credit Addendum, made effective December 30, 1994, from the sale of the above described Insurance in Louisiana shall be included in the calculations of the Group Experience Rating/Contingent Compensation Credit under this Paragraph A.

9. Section G of the Group Experience Rating/Contingent Compensation Addendum shall be amended to read as follows:

      G. In the event of termination of the Service Expense Reimbursement Agreement, Company shall continue to pay expense reimbursement payments as outlined in Section A of this Addendum. However, in the event a "deficit" exists or is projected at any time as a result of the calculation under Section A of this Addendum, Company may decrease the rate of Expense Reimbursement as provided in Section 8 of the Agreement.

10. Section H of the Group Experience Rating/Contingent Compensation Addendum shall be amended to read as follows:

      H. It is hereby understood that Paragraph A pertains to only the following types of insurance, at the indicated percent rates as shown for each type of insurance:

                  Type of Insurance                       Percent Rate
                  -----------------                       ------------
                  Credit Life                                  (*)
                  Credit Accident & Health                     (*)
                  Credit Property                              (*)
                  Involuntary Unemployment Ins.                (*)
                  Leased Property                              (*)
      --------
      (*)
      (i) The Percent Rate shall be 90% prior to the First Amendment Effective Date.
      (ii) After the First Amendment Effective Date, the portion of insurance under this Agreement to which the Percent Rate applies shall be 89.75% as to any month (each month being considered as a full month rather than day-by-day) in which the total combined net fees and insurance premiums written since the First Amendment Effective Date under the following agreements amount to $125,000,000 or less:
            (a)   this Agreement, and
            (b)   the Texas SERA, and
            (c)   net fees for the debt protection program.

      (iii) After the First Amendment Effective Date, the portion of insurance under this Agreement to which the Percent Rate applies shall be 90% commencing with any month (each month being considered as a full month rather than day-by-day) in which the total combined net fees and insurance premiums written since the First Amendment Effective Date under the agreements listed in paragraphs (a) through (c) immediately preceding exceed $125,000,000.

      The attached Schedule B sets forth an illustration of the calculation of the Group Experience Rating/Contingent Compensation Credit using the above rates.

11. Section I of the Group Experience Rating/Contingent Compensation Addendum shall be amended to read as follows:

      Until such time as this Agreement is terminated, Company agrees to pay Customer investment income on the cash held by the Company, at the interest rate of an 18 month CD, as posted on the Bank One/Chase website. The cash held by the Company shall be calculated according to the following formula:

                        [*]%  of the cumulative net written premium
              Less:     the cumulative losses and loss expenses paid;
                        the cumulative advance commissions paid or retained; and
                        the cumulative contingent commissions paid or due.
              Equals:   cash held by Company.

      Each month the average cash held for the month will be calculated based on current and prior month balances of total cash held. The average cash held for the month shall be multiplied by the 18 month CD rate posted in the Bank One/Chase website at the end of the month divided by 12, to determine the interest accrued for the month. The product of this calculation for each of the three months in a quarter shall be added to determine the investment income to be paid on cash withheld for the quarter.

      ----------
      [*] This percentage rate shall be the same as that applied under Section H of this Addendum, as amended by the First Amendment, based on the blended rate that results from the sliding scale contained therein.

12. Schedule A of the Agreement shall be deleted in its entirety and restated as attached to this First Amendment.

13. Section J. shall be added to the Group Experience Rating/Contingent Compensation Addendum and shall read as follows:

      J. In the event Company has exercised its right to change the rate of Expense Reimbursement as provided in Section 8 of the Service Expense Reimbursement Agreement, as amended, Company and Customer shall thereafter conduct a review of the Group Experience Rating/Contingent Compensation Addendum to determine whether any adjustments under said Addendum are appropriate in order to avoid a future deficit or to maintain equity as to the Company and/or Customer in the calculation under the Group Experience Rating/Contingent Compensation Addendum. Any adjustment to the Group Experience Rating/Contingent Compensation Addendum shall be made only upon mutual written agreement, and any dispute relating thereto shall be resolved in accordance with the arbitration provisions of
            Section 10 of this Agreement.

14. All other provisions of the Agreement shall remain in full force and effect, unaffected hereby.


IN WITNESS WHEREOF, this Amendment is executed as of the date set forth above by the duly authorized representative of each party.


                                    CAI CREDIT INSURANCE AGENCY, INC.

                                    By:           /s/ David Atnip
                                       -----------------------------------------
                                    Print Name:   David Atnip
                                               ---------------------------------
                                    Title:        President
                                         ---------------------------------------
                                    Date:         7/21/2005
                                         ---------------------------------------


                                    AMERICAN BANKERS LIFE ASSURANCE
                                    COMPANY OF FLORIDA, as successor in interest to VOYAGER LIFE INSURANCE COMPANY

                                    By:           /s/ Valerie Seasholtz
                                       -----------------------------------------
                                    Print Name:   Valerie Seasholtz
                                               ---------------------------------
                                    Title:        Senior Vice President
                                         ---------------------------------------
                                    Date:             7/21/2005
                                         ---------------------------------------


                                    VOYAGER PROPERTY & CASUALTY
                                    INSURANCE COMPANY

                                    By:           /s/ Valerie Seasholtz
                                       -----------------------------------------
                                    Print Name:   Valerie Seasholtz
                                               ---------------------------------
                                    Title:        Senior Vice President
                                         ---------------------------------------
                                    Date:         7/21/2005
                                          --------------------------------------

                                    AMERICAN BANKERS LIFE ASSURANCE
                                    COMPANY OF FLORIDA

                                    By:           /s/ Valerie Seasholtz
                                       -----------------------------------------
                                    Print Name:   Valerie Seasholtz
                                               ---------------------------------
                                    Title:        Senior Vice President
                                         ---------------------------------------
                                    Date:         7/21/2005
                                          --------------------------------------


                                    AMERICAN BANKERS INSURANCE COMPANY
                                    OF FLORIDA

                                    By:           /s/ Valerie Seasholtz
                                       -----------------------------------------
                                    Print Name:   Valerie Seasholtz
                                               ---------------------------------
                                    Title:        Senior Vice President
                                         ---------------------------------------
                                    Date:         7/21/2005
                                          --------------------------------------


                                    AMERICAN RELIABLE INSURANCE COMPANY

                                    By:           /s/ Authur W. Heggen
                                       -----------------------------------------
                                    Print Name:   Authur W. Heggen
                                               ---------------------------------
                                    Title:        Assistant Secretary
                                         ---------------------------------------
                                    Date:         7/21/2005
                                          --------------------------------------

                                    AMERICAN BANKERS GENERAL AGENCY, INC.
                                    On behalf of
                                    RANCHERS & FARMERS MUTUAL INSURANCE
                                    COMPANY

                                    By:           /s/ Charles D Helton
                                       -----------------------------------------
                                    Print Name:   Charles D Helton
                                               ---------------------------------
                                    Title:        President
                                         ---------------------------------------
                                    Date:         7/21/2005
                                          --------------------------------------

                                   SCHEDULE A

This Schedule A is attached to and by reference made a part of the Service Expense Reimbursement Agreement indicated above (the "Agreement") between the insurance companies named below ("Company") and CAI Credit Insurance Agency, Inc. ("Customer"). This Schedule A is effective June 30, 2005.

                                                                  Maximums Allowed
------------------------------------------------------------------------------------
                                           Expense
                                         Reimbursement
 Company*     Insurance Type      State      Rate       Coverage  Benefits   Term
 ---------    --------------      -----      ----       --------  --------   ----
------------------------------------------------------------------------------------
   ABLAC     Credit Life - SP      LA         35%        $20,000     N/A    60 mos.
------------------------------------------------------------------------------------
   ABLAC     Credit Life - MOB     LA         35%        $20,000     N/A     1 mo.
------------------------------------------------------------------------------------
   ABLAC    Credit Accident &      LA         35%          N/A      $800    60 mos.
               Health - SP
------------------------------------------------------------------------------------
   ABLAC     Credit Accident &     LA         35%          N/A      $800     1 mo.
               Health - MOB
------------------------------------------------------------------------------------
   ARIC     Credit Property - SP   LA         35%        $20,000     N/A    60 mos.
------------------------------------------------------------------------------------
   VPCIC   Credit Property - MOB   LA         35%        $20,000     N/A     1 mo.
------------------------------------------------------------------------------------
   VPCIC      Leased Property      LA         35%        $10,000     N/A     1 mo.
------------------------------------------------------------------------------------
   ABIC         Involuntary        LA         35%          N/A      $500    60 mos.
            Unemployment - SP
------------------------------------------------------------------------------------
   VPCIC        Involuntary        LA         35%          N/A      $500    60 mos.
            Unemployment - MOB
------------------------------------------------------------------------------------


*Initials designate the following companies:
ABIC - American Bankers Insurance Company of Florida
ABLAC - American Bankers Life Assurance Company of Florida
ARIC - American Reliable Insurance Company
VPCIC - Voyager Property and Casualty Insurance Company

                                   SCHEDULE B


If, as of the end of any month, total combined net fees and insurance premiums written since the First Amendment Effective Date under the specified agreements total $125,000,000 or less, the Percent Rate under Section H of the Group Experience Rating/Contingent Compensation Addendum, based upon which a payment shall be made at the end of the respective quarter, shall be 89.75% as to each such month (each month being considered as a full month rather than day-by-day).

If, as of the end of any month, total combined net fees and insurance premiums written since the First Amendment Effective Date under the specified agreements exceed $125,000,000, the Percent Rate under Section H of the Group Experience Rating/Contingent Compensation Addendum, based upon which a payment shall be made at the end of the respective quarter, shall be 90% for that month (each month being considered as a full month rather than day-by-day) and thereafter.